UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2022

DAKOTA TERRITORY RESOURCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-50191	80-0942566
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

141 Glendale Drive
 Lead, South Dakota, United States 57754
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (605) 717-2450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

Dakota Territory Resource Corp. (the "Company") held a special meeting of stockholders on March 24, 2022 (the "Meeting"). A total of 55,800,485 shares of common stock, par value $0.001 per share, of the Company (the "Common Stock"), out of a total of 70,850,983 shares of Common Stock issued and outstanding and entitled to vote as of the close of business on February 18, 2022, the record date for the determination of stockholders entitled to vote at the Meeting, were present or represented by proxy at the Meeting and, therefore, a quorum was present. A summary of the voting results for the following proposals, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission and which was mailed or otherwise delivered to the Company's stockholders on or about March 9, 2022, is set forth below.

At the Meeting, by a vote of stockholders entitled to vote, the stockholders voted upon and approved proposals to:

i. adopt and approve the Amended and Restated Agreement and Plan of Merger, dated as of September 10, 2021 (as may be amended from time to time, the "merger agreement"), by and among the Company, JR Resources Corp., a Nevada corporation ("JR Resources"), DGC Merger Sub I Corp., a Nevada corporation, and DGC Merger Sub II LLC, a Nevada limited liability company, and approve the transactions contemplated thereby (the "Merger," and the proposal, the "Merger Proposal");

ii. approve the Dakota Territory Resource Corp. 2021 Stock Incentive Plan (the "Incentive Plan Proposal");

iii. elect seven directors (Robert Quartermain, Stephen O'Rourke, Jonathan Awde, Gerald Aberle, Jennifer Grafton, Amy Koenig and Alex Morrison) to serve for a term that expires on the date of the next Annual Meeting of Stockholders of Dakota Gold Corp. (the "Director Proposal"); and

iv. ratify the appointment of Ham, Langston & Brezina, L.L.P. as the Company's independent registered public accounting firm for fiscal year 2022 (the "Auditor Proposal").

The following shareholders of the Company were not entitled to vote on the Merger Proposal: JR Resources; Jonathan Awde, director, officer and stockholder of JR Resources; Robert Quartermain, a significant stockholder of JR Resources; Mac Jackson, director of JR Resources; and William Gehlen, director of JR Resources. Election results for the Merger Proposal are as follows:

For	Against	Abstain
19,678,990	1,756	444,286

Election results for the Incentive Plan Proposal are as follows:

For	Against	Abstain
55,668,881	63,189	68,415

Election results for the Director Proposal are as follows:

For	Against	Abstain
55,722,716	21,268	56,501

Election results for the Auditor Proposal are as follows:

For	Against	Abstain
55,318,573	28	481,884

Because there were sufficient votes to approve the Merger Proposal, the vote was not called on the proposal to adjourn the Meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, sufficient votes to approve the Merger Proposal have not been obtained by the Company.

Item 9.01     Financial Statements and Exhibits.

 (d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 24, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKOTA TERRITORY RESOURCE CORP.
(Registrant)

Date: March 28, 2022

	By:	/s/ Shawn Campbell
Name: Shawn Campbell
Title: Chief Financial Officer